OPERATING LEASES	12 Months Ended
Dec. 31, 2022
Leases [Abstract]
OPERATING LEASES	OPERATING LEASES

Rental income

The minimum future revenues to be received under the Company's non-cancelable operating leases on its vessels as of December 31, 2022, are as follows:

Year ending December 31,	(in thousands of $)
2023	491,809
2024	379,932
2025	210,439
2026	213,003
2027	142,044
Thereafter	103,202
Total minimum lease revenues	1,540,429

The minimum future revenues above are based on payments receivable from the charterers and do not include contingent rental income. Revenues included in income are recognized on a straight-line basis.

Contingent rental income

The Company receives contingent income as part of the agreement for the installation of scrubbers on seven container vessels and one car carrier (2021: seven container vessels), which are on time charter contracts, accounted for as operating leases, based on the cost savings achieved by the charterer on fuel arising from using the scrubbers. During the year ended December 31, 2022, the Company recorded an income of $24.8 million in connection with the cost savings agreement (December 31, 2021: $10.6 million).

The cost and accumulated depreciation of vessels (owned and under finance leases) leased to third parties on non-cancelable operating leases as of December 31, 2022 and 2021 were as follows:

(in thousands of $)	2022	2021
Cost	3,062,551	3,393,588
Accumulated depreciation	(614,698)	(610,622)
Total	2,447,853	2,782,966